Ticker Symbol By Class
	A	C	I
Miller Convertible Bond Fund	MCFAX	MCFCX	MCIFX
Miller Convertible Plus Fund	-	-	MCPIX
Miller Intermediate Bond Fund	-	-	MIFIX

Supplement dated September 17, 2019 to

the Funds’ Prospectus dated March 1, 2019

Effective September 17, 2019, Darlene Murphy no longer serves as Portfolio Manager to the Miller Convertible Bond Fund, Miller Convertible Plus Fund and Miller Intermediate Bond Fund (collectively the “Funds”). References in the Funds’ Prospectus to Ms. Murphy as Portfolio Manager should be disregarded.

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The language under the heading “Sales Charge Waivers” on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

The sales charge on purchases of Class A shares of a Fund is waived for certain types of investors, including:

•	Current and retired directors and officers of the Fund sponsored by Wellesley, their families (e.g., spouse, children, mother or father) and any purchases referred through Wellesley.
•	Employees of Wellesley and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.
•	Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Clients of registered investment advisors that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee, including third party administrators.
•	Institutional investors (which may include bank trust departments and registered investment advisors).
•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor, in its sole discretion, may waive these minimum dollar requirements.
•	Clients of broker-dealers and other financial intermediaries that have entered into a selling agreement with a Fund or its distributor who have assets of at least $1 million at the time of their investment invested in any class of shares of any single Fund or, in the aggregate, the Funds within the Miller Family Funds.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A: Intermediary – Specific Sales Charge Waivers and Discounts.” Please consult your financial advisor for further information.

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You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information each dated March 1, 2019, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-441-4434.  The Prospectus and Statement of Additional Information may be obtained by visiting www.MillerFamilyOfFunds.com. You should retain this Supplement for future reference.